Amicus Therapeutics Announces Second Quarter 2018 Financial Results and Corporate Updates 2Q18 Net Product Sales of $21.3M Driven by Galafold® (Migalastat) Expansion Company Increases FY18 Global Galafold Revenue Guidance to $80M-$90M Pompe Clinical, Regulatory and Manufacturing Activities Continue to Advance Conference Call and Webcast Today at 8:30am ET CRANBURY, NJ, August 7, 2018 – Amicus Therapeutics (Nasdaq: FOLD), a global biotechnology company focused on discovering, developing and delivering novel medicines for rare metabolic diseases, today announced financial results for the second quarter ended June 30, 2018. The Company also summarized recent program updates, raised its full-year 2018 revenue guidance and updated its net cash spend guidance for the year. John F. Crowley, Chairman and Chief Executive Officer of Amicus Therapeutics, Inc. stated, “In the first half of 2018, we have made tremendous progress advancing Galafold, expanding access to patients with amenable mutations across the world. Given the continued strong momentum of the Galafold launch, the early commercial launch in Japan, and the pending accelerated approval in the U.S., we are raising our 2018 revenue guidance to $80 million to $90 million. We have also continued to advance our Pompe clinical, manufacturing and regulatory activities and look forward to providing an update later this quarter on the pivotal study design and best and fastest regulatory path in the United States for this important program. Additionally, we are also extraordinarily focused on assembling a portfolio of technologies, programs and partnerships in the gene therapy space. Our goal beginning in the second half of this year is a bold one: to build one of the most robust gene therapy pipelines in the field of rare, metabolic disorders. We are well positioned to achieve our vision to impact as many people as possible who are living with rare metabolic diseases as we continue to build a leading global rare disease biotech company.” Second Quarter 2018 Financial Results and Full-Year 2018 Financial Guidance • Total revenue in the second quarter 2018 was $21.3 million, a year-over-year increase of 198% from total revenue of $7.2 million in the second quarter of 2017. • Cash, cash equivalents, and marketable securities totaled $552.8 million at June 30, 2018, compared to $358.6 million at December 31, 2017. • Total operating expenses increased to $65.1 million for the second quarter 2018 compared to $53.2 million in the second quarter 2017, reflecting an increased investment in Pompe clinical and manufacturing activities as well as Galafold commercial launch and launch preparations. • Net cash spend was $51.0 million for the second quarter 2018. Net loss was $61.8 million, or $0.33 per share, for the second quarter 2018 compared to a net loss of $48.1 million, or $0.34 per share, for the second quarter 2017. “The second quarter of 2018 marked another period of continued growth for Galafold,” said Bradley L. Campbell, President and COO of Amicus Therapeutics. “We are raising our full-year 2018 Galafold global revenue guidance given the current and anticipated increase in patient and physician adoption in our existing markets, the ongoing launch in Japan, and our anticipated PDUFA date and launch in the U.S. this quarter. And we’re pleased to announce that we’ve hired 100% of our US launch team comprised of passionate professionals with significant rare disease experience.”

2018 Financial Guidance For the full-year 2018 the Company is increasing its total Galafold revenue guidance to $80 to $90 million from the previous range of $75 million to $85 million. This reflects global revenue from all expected 2018 commercial markets. Based on the increase in expected 2018 revenue and operating expenses that are trending favorably to budget, the Company is updating its full-year 2018 net cash spend to $220 to $250 million from the previous range of $230 to $260 million. The current cash position, including proceeds from the February 2018 equity offering and expected Galafold revenues, is sufficient to fund ongoing Fabry and Pompe program operations into at least 2021. Potential future business development collaborations, pipeline expansion, and investment in biologics manufacturing capabilities could impact the Company’s future capital requirements. Program Highlights Migalastat for Fabry Disease Amicus is committed to advancing the highest quality therapies for all people living with Fabry disease. Migalastat, the Company’s first therapy, is an oral precision medicine. Regulatory authorities in Australia, Canada, EU, Israel, Japan, South Korea and Switzerland have granted full approval for migalastat under the trade name Galafold to treat Fabry disease in patients 16 years or older who have amenable genetic mutations. In the U.S., the FDA accepted the Company’s new drug application (NDA) for migalastat under Subpart H priority review with a six-month PDUFA goal date of August 13, 2018. For people with non-amenable mutations who are not eligible for migalastat as an oral precision medicine, the strategy is to advance next-generation therapies such as a novel Fabry ERT (ATB101) co-formulated with migalastat or other innovative technologies that continue to be evaluated. Global Fabry Updates: • Pricing and reimbursement secured in 19 countries with first commercial patients treated in multiple new countries in 2018 • Approvals secured in Australia, Canada, EU, Israel, Japan, South Korea and Switzerland • Commercial launch initiated in Japan during the second quarter • U.S. leadership and field team now in place to support planned U.S. launch Anticipated Milestones: • U.S. FDA regulatory decision (3Q18) AT-GAA for Pompe Disease AT-GAA is a novel treatment paradigm that consists of ATB200, a unique recombinant human acid alpha- glucosidase (rhGAA) enzyme with optimized carbohydrate structures, particularly mannose 6-phosphate (M6P), to enhance uptake, co-administered with AT2221, a pharmacological chaperone to stabilize ATB200 while in the circulation to deliver active therapeutic enzyme. The Company is engaged in collaborative discussions with U.S. and EU regulators regarding a number of key topics including a registration-directed study for full approval, manufacturing activities, and the best and fastest pathway forward for this novel treatment regimen. The Company believes that the evolving regulatory paths in both the U.S. and EU will include a series of iterative discussions with regulators as the program advances and as additional data are collected, including data from existing patients in ongoing studies, data from new patients being enrolled into ongoing studies, and the results of a formal retrospective natural history study of Pompe patients receiving current standard of care ERT. Amicus expects to provide an FDA update in the third quarter 2018 after receipt of written minutes from a scheduled Type C meeting. Manufacturing activities to support the needs of the Pompe community are also ongoing.

Pompe Manufacturing Updates: • Release of 1,000L GMP material for use in the planned pivotal study. • Feedback from German regulatory authorities (BfArM) indicating general agreement with the manufacturing strategy for ATB200, including the strategy to demonstrate comparability of drug substance and drug product between the 1,000 liter scale and the 250 liter scale. Anticipated Pompe Program Milestones in 2H18: • Pompe US regulatory update (3Q18). • Completion of a retrospective natural history study in ~100 ERT-treated Pompe patients. • 18-month data from ATB200-02 clinical study to be presented at the 23rd International Congress of the World Muscle Society (4Q18). • Commence pivotal study in 2H18. Conference Call and Webcast Amicus Therapeutics will host a conference call and audio webcast today, August 7, 2018, at 8:30 a.m. ET to discuss the second quarter 2018 financial results and corporate updates. Interested participants and investors may access the conference call by dialing 877-303-5859 (U.S./Canada) or 678-224-7784 (international), conference ID: 5887047. An audio webcast can also be accessed via the Investors section of the Amicus Therapeutics corporate website at http://ir.amicusrx.com/, and will be archived for 30 days. Web participants are encouraged to go to the website 15 minutes prior to the start of the call to register, download, and install any necessary software. A telephonic replay of the call will be available for seven days beginning at 11:30 a.m. ET on August 7, 2018. Access numbers for this replay are 855-859-2056 (U.S./Canada) and 404-537-3406 (international); conference ID: 5887047. Non-GAAP Financial Measures In addition to the United States generally accepted accounting principles (GAAP) results, this earnings release contains non-GAAP financial measures that we believe, when considered together with the GAAP information, provides useful information to investors that promotes a more complete understanding of our operating results and financial position for the current period. Management uses these non-GAAP financial measures internally for planning, forecasting, evaluating and allocating resources to the Company's programs. EU Important Safety Information Treatment with GALAFOLD should be initiated and supervised by specialists experienced in the diagnosis and treatment of Fabry disease. GALAFOLD is not recommended for use in patients with a nonamenable mutation. • GALAFOLD is not intended for concomitant use with enzyme replacement therapy. • GALAFOLD is not recommended for use in patients with Fabry disease who have severe renal impairment (<30 mL/min/1.73 m2). The safety and efficacy of GALAFOLD in children 0–15 years of age have not yet been established. • No dosage adjustments are required in patients with hepatic impairment or in the elderly population. • There is very limited experience with the use of this medicine in pregnant women. If you are pregnant, think you may be pregnant, or are planning to have a baby, do not take this medicine until you have checked with your doctor, pharmacist, or nurse. • While taking GALAFOLD, effective birth control should be used. It is not known whether GALAFOLD is excreted in human milk. • Contraindications to GALAFOLD include hypersensitivity to the active substance or to any of the excipients listed in the PRESCRIBING INFORMATION. • It is advised to periodically monitor renal function, echocardiographic parameters and biochemical markers (every 6 months) in patients initiated on GALAFOLD or switched to GALAFOLD.

• OVERDOSE: General medical care is recommended in the case of GALAFOLD overdose. • The most common adverse reaction reported was headache, which was experienced by approximately 10% of patients who received GALAFOLD. For a complete list of adverse reactions, please review the SUMMARY OF PRODUCT CHARACTERISTICS. • Call your doctor for medical advice about side effects. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu. About Amicus Therapeutics Amicus Therapeutics (Nasdaq: FOLD) is a global, patient-centric biotechnology company focused on discovering, developing and delivering novel high-quality medicines for people living with rare metabolic diseases. The cornerstone of the Amicus portfolio is Galafold, an oral precision medicine for people living with Fabry disease who have amenable genetic mutations. The lead biologics program in the Amicus pipeline is AT-GAA, a novel, late-stage treatment for Pompe disease. Amicus is committed to advancing and expanding a robust pipeline of cutting-edge, first- or best-in-class medicines for rare metabolic diseases. Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2017 as well as our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 to be filed August 7, 2018 with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward- looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. CONTACTS: Investors/Media: Amicus Therapeutics

Andrew Faughnan Associate Director, Investor Relations afaughnan@amicusrx.com (609) 662-3809 Media: Pure Communications Jennifer Paganelli jpaganelli@purecommunications.com (347) 658-8290 FOLD–G

TABLE 1 Amicus Therapeutics, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2018 2017 2018 2017 Revenue: Net product sales $ 21,309 $ 7,158 $ 38,005 $ 11,327 Cost of goods sold 3,135 1,061 5,750 1,836 Gross Profit 18,174 6,097 32,255 9,491 Operating Expenses: Research and development 34,660 31,985 75,458 62,861 Selling, general and administrative 29,172 19,311 56,568 38,443 Changes in fair value of contingent consideration 300 1,050 1,400 5,628 payable Depreciation 973 812 1,942 1,636 Total operating expenses 65,105 53,158 135,368 108,568 Loss from operations (46,931) (47,061) (103,113) (99,077) Other income (expense): Interest income 2,913 753 4,650 1,512 Interest expense (4,560) (4,179) (9,048) (8,469) Change in fair value of derivatives (7,600) — — (2,739) — Other (expense) income (5,316) 2,400 (2,554) 3,010 Loss before income tax (61,494) (48,087) (112,804) (103,024) Income tax benefit (expense) (339) (49) 1,053 (105) Net loss attributable to common stockholders $ (61,833) $ (48,136) $ (111,751) $ (103,129) Net loss attributable to common stockholders per common $ (0.33) $ (0.34) $ (0.61) $ (0.72) share — basic and diluted Weighted-average common shares outstanding — basic 188,621,423 143,000,718 182,303,128 142,886,614 and diluted

TABLE 2 Amicus Therapeutics, Inc. Consolidated Balance Sheets (in thousands, except share and per share amounts) June 30, December 31, 2018 2017 Assets Current assets: Cash and cash equivalents $ 73,311 $ 49,060 Investments in marketable securities 465,641 309,502 Accounts receivable 15,077 9,464 Inventories 7,769 4,623 Prepaid expenses and other current assets 14,432 19,316 Total current assets 576,230 391,965 Investments in marketable securities 13,836 — Property and equipment, less accumulated depreciation of $14,415 and $12,515 at June 30, 2018 and December 31, 2017, respectively 9,111 9,062 In-process research & development 23,000 23,000 Goodwill 197,797 197,797 Other non-current assets 5,915 5,200 Total Assets $ 825,889 $ 627,024 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable, accrued expenses, and other current liabilities $ 41,613 $ 53,890 Deferred reimbursements 2,750 7,750 Contingent consideration payable 8,600 8,400 Total current liabilities 52,963 70,040 Deferred reimbursements 14,156 14,156 Convertible notes 169,440 164,167 Contingent consideration payable 18,200 17,000 Deferred income taxes 6,465 6,465 Other non-current liability 2,770 2,346 Total liabilities 263,994 274,174 Commitments and contingencies Stockholders’ equity: Common stock, $0.01 par value, 500,000,000 and 250,000,000 shares authorized, 189,053,214 and 166,989,790 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively 1,939 1,721 Additional paid-in capital 1,723,865 1,400,758 Accumulated other comprehensive loss: Foreign currency translation adjustment (1,539) (1,659) Unrealized gain on available-for-sale securities (455) (436) Warrants 13,063 16,076 Accumulated deficit (1,174,978) (1,063,610) Total stockholders’ equity 561,895 352,850 Total Liabilities and Stockholders’ Equity $ 825,889 $ 627,024